Exhibit 10.7

EXECUTION COPY

FIRST CONSENT LETTER

AND

FIRST AMENDMENT TO AMENDED AND

RESTATED CREDIT AND SECURITY AGREEMENT

May 31, 2006

PNA Group, Inc.

    and the other Borrowers referred to below

c/o Travel Holding Corporation

360 North Crescent Drive, South Building

Beverly Hills, California 90210

Attention: Eva M. Kalawski, Esq.

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Credit and Security Agreement dated May 9, 2006 (the “Credit Agreement”), among PNA Group, Inc., a Delaware corporation and successor by merger to Travel Merger Corporation (“PNA”), Smith Pipe & Steel Company, an Arizona corporation (“Smith”), Infra-Metals Co., a Georgia corporation (“Infra-Metals”), Feralloy Corporation, a Delaware corporation (“Feralloy”), Delta Steel L.P., a Texas limited partnership (“Delta Steel”), Delta GP, L.L.C., a Texas limited liability company (“Delta GP”), Delta LP, L.L.C., a Delaware limited liability company (“Delta LP”), Delnor Corporation, a Texas corporation (“Delnor”), and Travel Main Corporation, a Delaware corporation (“Travel Main”; PNA, Smith, Infra-Metals, Feralloy, Delta Steel, Delta GP, Delta LP, Delnor, and Travel Main are hereinafter referred to collectively as “Borrowers” and each individually as a “Borrower”); the various financial institutions that are signatories thereto as lenders (together with their respective successors and assigns, the “Lenders”); Bank of America, N.A., a national banking association, as collateral and administrative agent for the Lenders (together with its successors in such capacity, “Administrative Agent”); and the other Agents named therein. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

Borrowers have advised Administrative Agent and Lenders that, concurrently with the execution of this First Consent Letter and First Amendment to Amended and Restated Credit and Security Agreement (this “Consent Letter”), (i) PNA intends to form a new wholly-owned subsidiary, Lockwood Acquisition, LLC, a Delaware limited liability company (“Lockwood Acquisition”); (ii) PNA and Lockwood Acquisition intend to enter into a purchase agreement (“Purchase Agreement”) with certain sellers (“Sellers”), pursuant to which (a) Lockwood Acquisition would purchase all of the existing limited partnership interests of Clinton & Lockwood, Ltd., a Texas limited partnership (“C&L”); (b) PNA would purchase the general partnership interest of C&L; (c) PNA would purchase all of the existing limited partnership interests of Metals Supply Company, Ltd., a Texas limited partnership (“Metals Supply”); and (d) PNA would purchase all of the issued and outstanding capital stock of MSC Management,

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May 31, 2006

Inc., a Texas corporation and the general partner of Metals Supply (“MSC” and, together with Metals Supply and C&L, the “Acquired Entities”).

Borrowers have requested that Administrative Agent and Lenders consent to, and subject to the terms and conditions contained herein, Administrative Agent and Lenders are willing to consent to, the following (collectively, the “Proposed Transactions”): (i) the acquisition of the Acquired Entities from Sellers pursuant to the Purchase Agreement (the “Acquisition”) and the other transactions contemplated by the immediately preceding paragraph of this Consent Letter, and (ii) the incurrence and maintenance by PNA and Lockwood Acquisition of indebtedness under the Purchase Agreement (the “Deferred Payments”) to Sellers in an aggregate principal amount not to exceed $11,200,000, which indebtedness shall be the deferred portion of the purchase price for the Acquisition.

1. Consent. Subject to the satisfaction of the conditions precedent set forth below and the other terms contained herein, Administrative Agent and Lenders hereby consent to the Proposed Transactions. Administrative Agent’s and Lenders’ consent to the Proposed Transactions shall be subject to satisfaction of the following conditions precedent in form and substance satisfactory to Administrative Agent:

a.	each of the Acquired Entities shall, at the time of the Acquisition, carry on a business that is the same as or related, ancillary or complementary to the business carried on by Borrowers, or own assets used or useful in a business that is the same as or related, ancillary or complementary to the business carried on by Borrowers;

b.	both before and after giving effect to the Acquisition, no Default or Event of Default shall then exist (including, without limitation, under Section 12.1.6 of the Credit Agreement as it relates to Debt incurred pursuant to Section 10.2.3(ii) of the Credit Agreement);

c.	Administrative Agent shall have received and reviewed a copy of the executed Purchase Agreement, including all exhibits and schedules thereto, which Purchase Agreement shall provide for a purchase price for the Acquisition, together with a pay off amount owed to Comerica Bank, not to exceed $65,500,000, including the Deferred Payments, and such Purchase Agreement shall be satisfactory to Administrative Agent in all respects;

d.	Administrative Agent shall have received and reviewed copies of all third-party consents and notices required in order for Sellers to consummate the Acquisition, and such consents and notices shall be satisfactory to Administrative Agent in all respects;

e.	Borrowers shall have delivered to Administrative Agent audited financial statements (or, if not available, unaudited financial statements, or, if unaudited financial statements are not available, other financial information satisfactory to Administrative Agent) for each of the Acquired Entities, in form and substance satisfactory to Administrative Agent;

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May 31, 2006

f.	Administrative Agent shall have received duly executed UCC-3 termination statements, mortgage satisfactions and such other instruments, or a duly executed payoff letter obligating Comerica Bank to provide such UCC-3 termination statements, mortgage satisfactions and other instruments, in form and substance satisfactory to Administrative Agent, as shall be necessary to terminate and satisfy all Liens in favor of Comerica Bank on the real or personal property of the Acquired Entities;

g.	Borrowers, Lockwood Acquisition and MSC shall have executed and delivered to Administrative Agent counterparts or amendments to the applicable Pledge Agreements and such other agreements, documents and instruments as Administrative Agent may reasonably request, in each case in form and substance satisfactory to Administrative Agent, pursuant to which such Persons shall pledge to Administrative Agent, for itself and for the benefit of the Secured Parties, as security for the Obligations, 100% of the capital stock of, or other Equity Interests in, Lockwood Acquisition and the Acquired Entities;

h.	Lockwood Acquisition and each of the Acquired Entities shall have executed and delivered to Administrative Agent a joinder agreement to the Credit Agreement, becoming Borrowers thereunder and securing the Obligations, and such Security Documents, other documents, agreements and instruments as Administrative Agent may reasonably request, in each case in form and substance satisfactory to Administrative Agent;

i.	Borrowers shall have delivered to Administrative Agent Lien search reports in form and substance satisfactory to Administrative Agent, and, upon consummation of the Acquisition and the filing of the financing statements contemplated by clause (j) below, Administrative Agent shall have, for itself and for the benefit of the Secured Parties, a first priority Lien on all personal property of Lockwood Acquisition and each of the Acquired Entities, subject only to Permitted Liens;

j.	Borrowers shall have filed or authorized Administrative Agent to file proper financing statements in appropriate form for filing under the Uniform Commercial Code in effect in all jurisdictions that Administrative Agent may deem necessary or desirable in order to perfect Administrative Agent’s Liens in the personal property forming a part of the Acquisition;

k.	Administrative Agent shall have received evidence that 100% of the purchase price (other than the Deferred Payments) for the Acquisition and 100% of the transaction expenses incurred by Borrowers in connection with the Acquisition shall be funded through (i) a loan or loans by Platinum Equity Advisors, LLC or one or more of its affiliates (“Platinum”) to New Parent and (ii) the investment of the proceeds of such loans by New Parent into PNA in the form of additional paid in capital (the “Additional Paid in Capital”);

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May 31, 2006

l.	Administrative Agent shall have received from New Parent and Platinum counterparts of a letter agreement in the form of Exhibit A attached hereto;

m.	without limiting the generality of the foregoing items, Borrowers, Lockwood Acquisition and the Acquired Entities shall have delivered or caused to be delivered to Administrative Agent, in form and substance satisfactory to Administrative Agent, such additional information, instruments, resolutions, documents, agreements, certificates, opinions and other items as Administrative Agent may reasonably request; and

n.	Administrative Agent shall have received executed counterparts of this Consent Letter from the Required Lenders and each of the Borrowers.

2. Acknowledgements, Agreements and Amendments.

a.	Borrowers, Administrative Agent and Lenders acknowledge and agree that notwithstanding the provisions of Section 7.3.1 of the Credit Agreement, within ninety (90) days after the consummation of the Acquisition and, in any event, on or before August 29, 2006, each of the Acquired Entities shall execute and deliver to Administrative Agent, as security for the Obligations, such mortgages, deeds of trust, or other instruments as Administrative Agent shall request, pursuant to which such Persons shall grant and convey to Administrative Agent, for itself and for the benefit of Lenders, Liens upon any and all owned real property acquired in connection with the Acquisition, and such Persons shall cause such instruments to be duly recorded in each office where such recording is required to constitute a fully perfected Lien upon the real property covered thereby; provided, however, that upon the satisfaction of each of the PropCo Release Conditions as determined by Administrative Agent, (i) prior to the conveyance of such Liens, Lockwood Acquisition and C&L’s obligations under this Section 2(a) shall immediately and automatically terminate, or (ii) after the conveyance of such Liens, Administrative Agent and the Lenders shall be required to promptly release all such Liens granted by Lockwood Acquisition and C&L, and, in either case, each of Lockwood Acquisition and C&L shall cease to be an Obligor and all other Liens of Administrative Agent and the other Secured Parties in the Property of Lockwood Acquisition and C&L shall be released. Notwithstanding the foregoing, after completing its due diligence, Administrative Agent may decline to take a mortgage, deed of trust or deed to secure debt on any real property that Administrative Agent determines in its discretion has environmental concerns.

b.	Within forty-five (45) days of the consummation of the Acquisition (or such later date as shall be acceptable to Administrative Agent in its discretion), Borrowers shall deliver to Administrative Agent control agreements in form and substance satisfactory to Administrative Agent with respect to all deposit accounts and securities accounts, if any, of each Acquired Entity and Lockwood Acquisition.

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May 31, 2006

c.	Borrowers, Administrative Agent and Lenders hereby agree that it shall constitute an Event of Default under the Credit Agreement if (i) PNA shall cease to own beneficially and of record 100% of the Equity Interests of Lockwood Acquisition (except to the extent that Lockwood Acquisition is released as an Obligor under the Credit Documents upon satisfaction of the PropCo Release Conditions as determined by Administrative Agent) or (i) Lockwood Acquisition shall cease to own 100% of the Equity Interests of C&L (except to the extent that C&L is released as an Obligor under the Credit Documents upon satisfaction of the PropCo Release Conditions as determined by Administrative Agent).

d.	Borrowers, Administrative Agent and Lenders hereby agree that none of the Accounts or Inventory of the Acquired Entities shall be included in the Borrowing Base unless and until Administrative Agent has completed its field audit with respect thereto and determined to its satisfaction that such assets are eligible for inclusion in the Borrowing Base and, with respect to Inventory, appropriate Lien Waivers have been delivered to Administrative Agent or appropriate rent reserves have been established as contemplated by the definition of Availability Reserves and Section 8.1.1 of the Credit Agreement.

e.	Borrowers, Administrative Agent and Lenders hereby agree that the Deferred Payments shall be unsecured and that the Credit Agreement is hereby modified and amended to the extent necessary to provide that the Deferred Payments shall constitute “Funded Debt.”

f.	Borrower, Administrative Agent and Lenders hereby agree that the Credit Agreement is hereby modified and amended to the extent necessary to provide that no Distribution with respect to, or on account of, the Additional Paid in Capital shall be a “Permitted Level I Distribution” or a “Permitted Level II Distribution.”

g.	Borrower, Administrative Agent and Lenders hereby agree that all covenants and other provisions of the Credit Agreement and the other Credit Documents shall be deemed, to the extent applicable, to incorporate the consents to the Proposed Transactions contained in this Consent Letter.

3. Miscellaneous. Borrowers hereby: (i) ratify and reaffirm the Obligations, the Credit Agreement and each of the other Credit Documents and all of Borrowers’ covenants, duties, indebtedness and liabilities under the Credit Documents; (ii) acknowledge and stipulate that (a) the Credit Agreement and the other Credit Documents executed by Borrowers are legal, valid and binding obligations of Borrowers that are enforceable against Borrowers in accordance with the terms thereof and (b) all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrowers); (iii) represent and warrant to Administrative Agent and Lenders, to induce Administrative Agent and Lenders to enter into this Consent Letter, that (a) no Event of Default exists on the date hereof, and (b) this Consent Letter has been duly executed and delivered by Borrowers; (iv) agree that this Consent Letter shall be

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governed by and construed in accordance with the internal laws of the State of Georgia; (v) agree that this Consent Letter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; and (vi) agree that, except as otherwise expressly provided in this Consent Letter, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Credit Documents, each of which shall remain in full force and effect.

If this Consent Letter is acceptable to Borrowers, please evidence Borrowers’ agreement with the terms hereof by executing and returning a copy of this letter to Administrative Agent. By their signatures below, Borrowers agree that Administrative Agent’s and Lenders’ consent as set forth herein will not be effective until all of the conditions to such consent have been fully satisfied. This Consent Letter shall be effective only upon receipt by Administrative Agent of counterparts hereof from Borrowers and Required Lenders.

[Signatures commence on following page]

PNA Group, Inc. and the other Borrowers

May 31, 2006

Very truly yours,

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Dennis S. Losin
Name:	Dennis S. Losin
Title:	Senior Vice President

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Dennis S. Losin
Name:	Dennis S. Losin
Title:	Senior Vice President

WELLS FARGO FOOTHILL, LLC

By:	/s/ Karen Hilaire
Name:	Karen Hilaire
Title:	Assistant Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Mark J. Long
Name:	Mark J. Long
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Oscar D. Johnson, Jr.
Name:	Oscar D. Johnson, Jr.
Title:	Senior Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL)

By:	/s/ Laura Wheeland
Name:	Laura Wheeland
Title:	Vice President

Signature Page - First Consent Letter

PNA Group, Inc. and the other Borrowers

May 31, 2006

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Susan K. Gadrix
Name:	Susan K. Gadrix
Title:	Vice President

NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/ Jason Hanes
Name:	Jason Hanes
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Alex M. Council
Name:	Alex M. Council
Title:	Vice President

TEXTRON FINANCIAL CORPORATION

By:	/s/ Brian R. O’Fallon
Name:	Brian R. O’Fallon
Title:	Senior Account Executive

E*TRADE BANK

By:	/s/ Sam Crow
Name:	Sam Crow
Title:	Senior Manager

[Signatures continue on following page]

Signature Page - First Consent Letter

PNA Group, Inc. and the other Borrowers

May 31, 2006

Acknowledged and Agreed to:

BORROWERS:

SMITH PIPE & STEEL COMPANY

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

INFRA-METALS CO.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

FERALLOY CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELTA STEEL L.P.

By:	Delta GP, L.L.C., its general partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

By:	Delta GP, L.L.C., its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

DELTA GP, L.L.C.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

Signature Page - First Consent Letter

PNA Group, Inc. and the other Borrowers

May 31, 2006

DELTA LP, L.L.C.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

PNA GROUP, INC.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELNOR CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

TRAVEL MAIN CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

Signature Page - First Consent Letter